AGREEMENT WITH D.N.A BIOMEDICAL SOLUTIONS LTD	12 Months Ended
Aug. 31, 2012
AGREEMENTS WITH D.N.A. BIOMEDICAL SOLUTIONS LTD [Abstract]
AGREEMENT WITH D.N.A BIOMEDICAL SOLUTIONS LTD
NOTE 5 - AGREEMENT WITH D.N.A BIOMEDICAL SOLUTIONS LTD

a.
In June 2010, the Subsidiary entered into an agreement with D.N.A, for the establishment of a new company, Entera. According to the JV Agreement, D.N.A invested $600,000, in two stages, in Entera, and Entera was owned in equal parts by the Subsidiary and D.N.A. In consideration for 50% of Entera's shares, the Subsidiary entered into a Patent License Agreement with Entera, according to which, the Subsidiary out-licensed to Entera a technology for the development of oral delivery drugs for certain actions.

Mr. Zeev Bronfeld, who is one of D.N.A 's directors and controlling shareholders, is also an affiliated stockholder of the Company.

The Group has concluded Entera was a variable interest entity (a "VIE"), according to the terms of the JV Agreement until its sale in March 2011, as described below.

b.
On February 22, 2011, the Subsidiary entered into a share purchase agreement with D.N.A for the sale of 47% of Entera's outstanding share capital on an undiluted basis. The closing of that transaction took place on March 31, 2011. As consideration for the Entera shares, the Subsidiary received a promissory note issued by D.N.A in the principal amount of $450,000, with an annual interest rate of 0.45%, which was paid on November 14, 2011, and 8,404,667 ordinary shares of D.N.A (the "D.N.A Shares"), having a fair value of $581,977 as of the closing date of the transaction. The D.N.A Shares are listed on the Tel Aviv Stock Exchange ("TASE") and their tradability was restricted for a period of 6 months from the closing date of the transaction according to TASE policy with regards to private placements.

D.N.A.'s securities are classified as available-for-sale, during 2012 and 2011 the Company recognized an impairment of $184,254 and $197,412, respectively.

In addition, on the closing date, D.N.A participated in the Company's private placement, at same investment terms granted to other investors at that period, for which it received 65,104 shares of our common stock and five-year warrants to purchase 22,787 shares of common stock at an exercise price of $6.00 per share for $250,000.

As part of the transaction, the Subsidiary entered into a patent transfer agreement (that replaced the original license agreement) according to which, the Subsidiary assigned to Entera all of its right, title and interest in and to the patent application that it has licensed to Entera since August 2010.  Under this agreement, the Subsidiary is entitled to receive from Entera royalties of 3% of Entera's net revenues (as defined in the agreement) and a license back of that patent application for use in respect of diabetes and influenza. On August 31, 2012, Entera had not yet realized any revenues and did not pay any royalties to the Subsidiary.

Upon the closing, Oramed, Entera and D.N.A terminated the joint venture agreement, as amended, entered into on June 1, 2010 in connection with the formation of Entera.

In 2011, the Subsidiary recognized a gain on sale of investment of $1,033,004 from the transaction, as followed:

Fair value of D.N.A Shares	$581,977
Receivables from D.N.A	450,000
Re-classification of currency translation adjustments	7,930
$1,039,907
Less - net cost of the investment realized	(6,903)
$1,033,004

As a result of the above transaction, the Company no longer has the ability to exert significant influence over Entera and the remaining 3% interest, in the amount of $1,027, is accounted for at a cost method investment.